SHORT-TERM DEBT AND LONG-TERM DEBT	12 Months Ended
Dec. 31, 2015
SHORT-TERM DEBT AND LONG-TERM DEBT [Abstract]
SHORT-TERM DEBT AND LONG-TERM DEBT
12.	SHORT-TERM DEBT AND LONG-TERM DEBT

Short-term debt

(i)	In April 2015, the Company entered into an agreement with East West Bank through which the Company was granted a line of credit of $15,437 for one year. The Company has drawn $6,919 as of December 31, 2015. The loan bears 95% of the People's Bank of China interest rate and each amount drawn is repayable within one year or earlier at the discretion of the Company. Subsequently in April 2016 the Company extended the line of credit agreement for an additional year until July 1, 2017. No other terms were changed.

(ii)	In December 2015, the Company entered into a short-term loan agreement with East West Bank for $100,000. The cash received is restricted as to withdrawal and usage until the maturity date of the loan. The loan bears an annual interest rate of the greater of 3.25% or the prime rate published in the Money Rates section of the Western Edition of The Wall Street Journal and has a loan period of 45 days. The loan was repaid by the Company in February 2016.

Long-term debt

(i)	In October 2015, the Company entered into a long-term loan agreement with a trust company to borrow $59,260 in order to finance the investment in SoFi. The loan bears an annual interest rate 6% and requests the pledge of 7,512,535 Series F Preferred Stock of SoFi owned by the Company. The loan is expected to be repaid within three years and could be extended to five years if specific revenue targets of SoFi are reached.

Additionally, the Company issued the trust company a warrant to purchase 1,502,507 Series F Preferred Stock of SoFi from the Company at a preliminary exercise price of $15.7763 per share upon occurrence of certain events within five years, including a qualified public offering of SoFi. Such warrant was considered as liability-classified warrants and separately recorded based on its fair value under the caption of "Other non-current liabilities" on the consolidated balance sheet.

(ii)	In November 2015, the Company entered into a long-term loan agreement with an asset management company to borrow $69,468 in order to finance the investment in SoFi. The loan bears an annual interest rate ranging from 12% to 16% upon certain scenarios, including a qualified public offering of SoFi during the period of the loan, and requests the pledge of certain assets of the Company consisting of building, the long-term investment in Hayman, and certain shares of SoFi owned by the Company including 4,970,573 Series B Preferred Stock, 6,020,695 Series D Preferred Stock and 2,361,116 Series E Preferred Stock. The loan in expected to be repaid within four years. The Chief Executive Officer (“CEO”) of the Company provided joint and several liability guarantee for the loan. The loan can be repaid in advance at the option of the Company upon distribution from the long-term investment in one of its equity method investee. In January 2016, the Company received the notice for such distribution and repaid $23,608 of the loan balance accordingly.